                                                                EXHIBIT 24 (CEC)


                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------





         The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1996, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 28th day of February, 1997.





                                ROBERT J. FARLING
                                -----------------------------
                                Robert J. Farling
                                Chairman, President and Chief
                                Executive Officer and Director







Signed and acknowledged in the presence of: J.T. PERCIO
                                            ----------------------------

                                                                EXHIBIT 24 (CEC)

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------






         The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1996, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 6th day of March, 1997.




                               TERRENCE G. LINNERT
                               -----------------------------
                               Terrence G. Linnert
                               Senior Vice President,
                               Chief Financial Officer
                               and General Counsel






Signed and acknowledged in the presence of: JEAN M. LeMAY
                                            ---------------------

                                                                EXHIBIT 24 (CEC)

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------






         The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1996, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 3rd day of March, 1997.





                                  E LYLE PEPIN
                                  -----------------------------
                                  E. Lyle Pepin
                                  Controller







Signed and acknowledged in the presence of:   RUTH A. HARNER
                                            ----------------------

                                                                EXHIBIT 24 (CEC)

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------






         The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1996, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 28th day of Feb., 1997.





                               RICHARD P. ANDERSON
                               -----------------------------
                               Richard P. Anderson
                               Director






Signed and acknowledged in the presence of:   JOANNE KAPNICK
                                            ----------------------

                                                                EXHIBIT 24 (CEC)

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------






         The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1996, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 28th day of February, 1997.





                                A. C. BERSTICKER
                                -----------------------------
                                Albert C. Bersticker
                                Director






Signed and acknowledged in the presence of:   CAROLYN T. SIEKANIEC
                                            ----------------------

                                                                EXHIBIT 24 (CEC)

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------






         The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1996, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 28 day of February, 1997.




                                THOMAS A. COMMES
                                -----------------------------
                                Thomas A. Commes
                                Director






Signed and acknowledged in the presence of:   KATHY SCHILKE
                                            ----------------------

                                                                EXHIBIT 24 (CEC)

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------






         The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1996, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 27th day of February, 1997.





                                WILLIAM F. CONWAY
                                -----------------------------
                                William F. Conway
                                Director






Signed and acknowledged in the presence of:   MARIE V. CONWAY
                                            ----------------------

                                                                EXHIBIT 24 (CEC)

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------






         The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1996, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 28 day of Feb., 1997.






                                 WAYNE R. EMBRY
                                 -----------------------------
                                 Wayne R. Embry
                                 Director






Signed and acknowledged in the presence of:   SUSAN R. EILER
                                            ----------------------

                                                                EXHIBIT 24 (CEC)

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------






         The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1996, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 25th day of March, 1997.





                                R A MILLER
                                -----------------------------
                                Richard A. Miller
                                Director






Signed and acknowledged in the presence of:    J.T. PERCIO
                                            ----------------------

                                                                EXHIBIT 24 (CEC)

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------






         The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1996, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 1 day of March, 1997.





                                 FRANK E. MOSIER
                                 -----------------------------
                                 Frank E. Mosier
                                 Director






Signed and acknowledged in the presence of:   JULIA  O. MOSIER
                                            ----------------------

                                                                EXHIBIT 24 (CEC)

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------






         The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1996, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 28th day of February, 1997.






                                      SISTER MARY MARTHE REINHARD, SND
                                      -------------------------------------
                                      Sister Mary Marthe Reinhard, SND
                                      Director






Signed and acknowledged in the presence of:   MARY JOANNE MILLER
                                            ----------------------

                                                                EXHIBIT 24 (CEC)

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------






         The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1996, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 1 day of Mar, 1997.





                                 ROBERT C SAVAGE
                                 -----------------------------
                                 Robert C. Savage
                                 Director






Signed and acknowledged in the presence of:   JOYCE E. DANKERT
                                            ----------------------

                                                                EXHIBIT 24 (CEC)

                 POWER OF ATTORNEY OF DIRECTOR AND/OR OFFICER OF
                 -----------------------------------------------

                          CENTERIOR ENERGY CORPORATION
                          ----------------------------






         The undersigned, being a director or officer or both (as stated under his or her signature below) of Centerior Energy Corporation, an Ohio corporation (hereinafter called the "Company"), does hereby constitute and appoint each of Robert J. Farling, Murray R. Edelman, Fred J. Lange, Jr., Gary R. Leidich, Terrence G. Linnert, David M. Blank, E. Lyle Pepin, Janis T. Percio, Ronald J. Studeny, Mary E. O'Reilly and Paul N. Edwards as an attorney of the undersigned with power to act alone for and in the name, place and stead of the undersigned, with power of substitution and resubstitution, to sign and file, including electronic filing, on behalf of the undersigned acting in his or her capacity as such director or officer the Company's Form 10-K Annual Report for the year ended December 31, 1996, and any and all amendments, exhibits and supplementary information thereto, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises and the undersigned hereby ratifies and approves the acts of each such attorney and any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned hereby has signed his or her name this 3rd day of March, 1997.





                               WILLIAM J WILLIAMS
                               -----------------------------
                               William J. Williams
                               Director






Signed and acknowledged in the presence of:   SARA J. WILLIAMS
                                            ----------------------